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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                   ----------


               Date of Report (Date of earliest event reported):
                                January 5, 2001



                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)

              Delaware                             33-81808                           22-3276290
  (State or other jurisdiction of          (Commission File Number)          (IRS Employer Identification
           incorporation)                                                              Number)

   1361 Alps Road, Wayne, New Jersey                      07470
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code            (973)  628-3000



See table of additional registrants

                             ADDITIONAL REGISTRANTS

                                                                                   Address, including zip
                                                                                   code and telephone
                             State or other                                        number, including area
                             jurisdiction of            Commission File            code, of registrant's
Exact name of registrant     incorporation or           No./I.R.S. Employer        principal executive
as specified in its charter  organization               Identification No.         offices
---------------------------  ----------------           -------------------        -------------------
Building Materials
Manufacturing Corporation    Delaware                   333-69749-01/              1361 Alps Road
                                                        22-3626208                 Wayne, NJ  07470
                                                                                   (973)  628-3000

Building Materials
Investment Corporation       Delaware                   333-69749-02/              300 Delaware Avenue
                                                        22-3626206                 Wilmington, DE  19801
                                                                                   (302)  427-5960







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

Item 5. Other Events

         On January 5, 2001, G-I Holdings Inc., a parent of Building Materials Corporation of America, issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

                  99       Press Release of G-I Holdings Inc. dated January 5,
                           2001.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                             BUILDING MATERIALS CORPORATION OF AMERICA

                             BUILDING MATERIALS MANUFACTURING CORPORATION

                             BUILDING MATERIALS INVESTMENT CORPORATION



Date: January 8, 2001        By:   /s/ Richard A. Weinberg
                                --------------------------------
                                Name:  Richard A. Weinberg
                                Title: Executive Vice President,
                                       General Counsel and Secretary




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